[Letterhead of Simcere Pharmaceutical Group]
October 12, 2010
Mr. Jim B. Rosenberg, Senior Assistant Chief Accountant
Mr. Joel Parker, Accounting Branch Chief
Ms. Tabatha Akins, Staff Accountant
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Simcere Pharmaceutical Group Form 20-F for the fiscal year ended December 31, 2009 Filed June 30, 2010 File No. 001-33398
Dear Mr. Rosenberg, Mr. Parker and Ms. Akins:
          Reference is made to the letter received from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) dated September 14, 2010 regarding the Annual Report on Form 20-F for the fiscal year ended December 31, 2009 (the “Form 20-F”) of Simcere Pharmaceutical Group (the “Company”).
          For your convenience, we have included the Staff’s comments in this response letter in bold form and keyed our response accordingly. Our responses to the comments are as follows.
Form 20-F for the year ended December 31, 2009
Item 5. Operating and Financial Review and Prospects
Critical Accounting Policies and the Use of Estimates
Inventories, page 65
1.	Please provide us an analysis of your inventory obsolescence write-down that explains why it is reasonable given the December 3, 2009 suspension of Jiangsu Yanshen marketing and production of all products, the revocation of two medicine certificates and the revocation or expiration of the GMP for the manufacture of your vaccines.

The Company respectfully advises the Staff that the determination of inventory obsolescence write-down is based upon estimates of market prices, future demand, and the remaining shelf lives of our inventories. We also considered sales after December 31, 2009, but before the issuance of our financial statements, to assess the reasonableness of our inventory obsolescence write-downs estimates. Due to the suspension of Jiangsu Yanshen’s operations and the revocation of the medicine certificates and Good Manufacturing Practice (“GMP”) for the manufacture of the rabies vaccine, we also evaluated whether additional specific write-downs of Jiangsu Yanshen’s inventories were required. Based on our analysis and assessment of Jiangsu Yanshen’s inventories, no write-down of Jiangsu Yanshen’s inventories after the acquisition date was considered necessary as further discussed below.

In connection with the purchase price allocation for our acquisition of Jiangsu Yanshen, we allocated (i) RMB16 million to finished goods without quality issues. These finished goods had been delivered to the various Centres for Disease Control (“CDCs”) on consignment before the government’s suspension order and, as such, their saleability were not affected by the suspension order, (ii) RMB3.1 million to raw materials and (iii) RMB0.3 million to packaging materials. Both the raw materials and the packaging materials can be used in future production of other products. Finished goods delivered to the CDCs on consignment were recognized as inventories on the date of acquisition since the risks and benefits of ownership had not been transferred. From the date of our acquisition, Jiangsu Yanshen had not acquired any raw materials or produced any products.

Of the RMB16 million finished goods we recognized, RMB8.7 million were sold and recognized as sales prior to December 31, 2009 year and RMB7.3 million were sold and recognized as sales subsequent to December 31, 2009. All of these finished goods inventories were sold at an amount that exceeded their cost. All proceeds from the sale have been subsequently received.

In respect of the raw materials and packaging materials, we believe no inventory obsolescence write-down was necessary because (i) the RMB3.1 million raw materials have remaining shelf lives of more than two years, which can be used in future production of various kinds of vaccines; and (ii) the RMB0.3 million packaging materials are durable goods that also can be used in future production for other types of products.
Impairment of Long-Lived Assets and Goodwill, page 66
2.	Please revise your disclosure of the fair value calculation related to the vaccines reporting unit’s goodwill impairment to include the following:
•	Discount rate used;

•	Discussion of how the suspension of your Jiangsu Yanshen operations and the uncertainty of when the operations will resume factored into your determination of the key assumptions; and

•	Discussion of the degree of uncertainty associated with the key assumptions resulting from the aforementioned suspension and a description of potential events and/or changes in circumstances that could reasonably be expected to negatively affect the key assumptions.
In response to the Staff’s comment, the Company has revised the referenced disclosures under “Item 5. Operating and Financial Review and Prospects — Critical Accounting Policies and the Use of Estimates — Impairment of Long-Lived Assets and Goodwill.” The Company has filed an amendment to its Annual Report on Form 20-F for the fiscal year ended December 31, 2009.
* * *

In connection with responding to the Staff’s comments, the Company acknowledges that:
•	the Company is responsible for the adequacy and accuracy of the disclosure in the filing;

•	Staff comments or changes to disclosure in response to Staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•	the Company may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities law of the United States.
          Should you have any questions or wish to discuss the foregoing, please contact the undersigned by telephone at +86-25-8556-6666, Ext. 8818.

Sincerely,
/s/ Zhigang Zhao
Zhigang Zhao
Chief Financial Officer

cc:      Shuang Zhao, Shearman & Sterling LLP